SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Small Company Growth Fund (the “Fund”)

Effective immediately, James P. Ross, CFA of Peregrine Capital Management, LLC is removed as a portfolio manager to the Fund. All references to James P. Ross, CFA in the Fund’s prospectuses and Statement of Additional Information are hereby removed. William A. Grierson, CFA, Daniel J. Hagen, CFA, and Paul E. von Kuster, CFA remain as portfolio managers of the Fund.

April 1, 2019	EGR039/P901SP